Exhibit 99.01

SCANA Corporation

Long-Term Equity Compensation Plan
As Amended and Restated

(including amendments through December 31, 2009)

Contents

__________________________________________________________________________________________________

Article 1. Establishment, Objectives and Duration 1

Article 2. Definitions 2

Article 3. Administration 5

Article 4. Shares Subject to the Plan and Maximum Awards 6

Article 5. Eligibility and Participation 7

Article 6. Stock Options 7

Article 7. Stock Appreciation Rights 9

Article 8. Restricted Stock 10

Article 8A. Restricted Stock Units 12

Article 9. Performance Units and Performance Shares 13

Article 10. Performance Measures 14

Article 11. Beneficiary Designation 15

Article 12. Rights of Employees 15

Article 13. Change in Control 15

Article 14. Amendment, Modification and Termination 15

Article 15. Withholding 16

Article 16. Indemnification 16

Article 17. Successors 17

Article 18. Legal Construction 17

SCANA Corporation
Long-Term Equity Compensation Plan

(including amendments through December 31, 2009)

Article 1. Establishment, Objectives and Duration

1.1 Establishment of the Plan. SCANA Corporation, a South Carolina corporation (hereinafter referred to as “SCANA”), hereby establishes an incentive compensation plan to be known as the “SCANA Corporation Long-Term Equity Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.

The Plan originally became effective January 1, 2000 and was subsequently amended and restated effective as of January 1, 2005 (the “Effective Date”).  As of January 1, 2009, the Plan was amended and restated to comply with the requirements of Code Section 409A.  On December 31, 2009, the Plan was further amended to clarify the Change in Control provisions and to make certain additional administrative changes and shall remain in effect as provided in Section 1.3 hereof.

1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company’s goals and which link the personal interests of Participants to those of SCANA’s shareholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

Notwithstanding any provision to the contrary in this Plan, each provision of the Plan that otherwise relates to nonqualified deferred compensation benefits shall be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Code Section 409A, to the extent applicable, and any provision that would conflict with such requirements shall not be valid or enforceable.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 14 hereof, until the earlier of January 1, 2015 or until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan more than ten (10) years after the Effective Date of the Plan.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units.

2.2 “Award Agreement” means an agreement entered into by SCANA and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.3 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.4	“Board” or “Board of Directors” means the Board of Directors of SCANA.

2.5 “Change in Control” means a change in control of SCANA of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not SCANA is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

(a)Any Person is or becomes the Beneficial Owner, directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the outstanding shares of capital stock of SCANA;

(b)During any period of two (2) consecutive years (not including any period prior to December 18, 1996) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election by the Board or nomination for election by SCANA’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

(c)The consummation of a merger or consolidation of SCANA with any other corporation, other than a merger or consolidation which would result in the voting shares of capital stock of SCANA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of capital stock of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting shares of capital stock of SCANA or such surviving entity outstanding immediately after such merger or consolidation; or the shareholders of SCANA approve a plan of complete liquidation of SCANA or an agreement for the sale or disposition by SCANA of all or substantially all of SCANA’s assets; or

(d)The consummation of the sale of the stock of any subsidiary of SCANA designated by the Board as a “Material Subsidiary;” or the shareholders of SCANA approve a plan of complete liquidation of a Material Subsidiary or an agreement for the sale or disposition by SCANA of all or substantially all of the assets of a Material Subsidiary; provided that any event described in this subsection shall represent a Change in Control only with respect to a Participant who has been exclusively assigned to the affected Material Subsidiary.

2.6	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7
“Committee” means any committee appointed by the Board to administer Awards to Employees, as specified in Article 3 herein. Any such committee shall be comprised entirely of Directors who satisfy the “outside director” requirements of Code Section 162(m) and who are “Non-Employee Directors” as defined in Rule 16b-3 under the Exchange Act.

2.8	“Company” means SCANA and all of its Subsidiaries.

2.9
“Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.10	“Director” means any individual who is a member of the Board of Directors of SCANA; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

2.11	“Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, by the Committee.

2.12	“Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.13	“Employee” means any employee of the Company. Directors who are employed by the Company shall be considered Employees under this Plan.

2.14
“Eligible Employee” means an Employee who is anticipated to be a significant contributor to the success of the Company as determined by the Committee upon or without the recommendation of officers of the Company.

2.15	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16
“Fair Market Value” shall be determined on the basis of the opening sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported, except that as to the “cashless” exercise of Nonqualified Stock Options pursuant to Section 6.6 of the Plan, the “Fair Market Value” of Shares for determining the compensation amount recognized by the Participant shall be the actual trade price on the principal securities exchange of Shares sold to provide cash to Participants.

2.17	“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

2.18
“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

2.19	“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

2.20	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

2.21	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.22	“Participant” means an Eligible Employee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

2.23	“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.24	“Performance Share” means an Award granted to a Participant, as described in Article 9 herein, that shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

2.25	“Performance Unit” means an Award granted to a Participant, as described in Article 9 herein, that shall have an initial value that is established by the Committee on the date of grant.

2.26
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, at its discretion), or the vesting of RSUs is subject to the continuation of the recipient’s employment with the Company, and the Shares and/or RSUs are subject to a substantial risk of forfeiture, as provided in Articles 8 and 8A herein.

2.27	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.28	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

2.29
“Restricted Stock Unit” or “RSU” means an Award granted to a Participant pursuant to Article 8A herein that represents a notional investment equivalent to one Share and, as such,

a Participant does not acquire any form of voting or other right attributable to an actual Share.

2.30	“Retirement” shall have the meaning ascribed to such term in the SCANA Corporation Retirement Plan, except as otherwise provided in an Award.

2.31	“Shares” means the shares of common stock of SCANA.

2.32	“Separation from Service” means a termination of employment or other separation from service as described in Code Section 409A and the regulations thereunder.

2.33
“Specified Employee” shall mean a person identified in accordance with procedures adopted by the Committee that reflect the requirements of Code Section 409A(a)(2)(B)(i) and applicable guidance thereunder.

2.34	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

2.35	“Subsidiary” means any corporation, partnership, joint venture, or other entity in which SCANA has a majority voting interest.

2.36
“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

3.1 General. The Plan shall be administered by the Committee.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company.

3.2 Authority of the Committee. Except as limited by law or by the Articles of Incorporation or Bylaws of SCANA, and subject to the provisions herein, the Committee shall have full power to select Eligible Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including SCANA, its shareholders, Directors, Eligible Employees, Participants and their estates and beneficiaries.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be five million (5,000,000), no more than one million (1,000,000) of which may be granted in the form of Restricted Stock.  The following rules shall apply to grants of Awards under the Plan:

(a)
Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be three hundred thousand (300,000) Shares.

(b)
SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be three hundred thousand (300,000) Shares.

(c)	Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be one hundred fifty thousand (150,000) Shares.

(d)
Performance Shares: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares granted in any one fiscal year to any one Participant shall be equal to the value of two hundred thousand (200,000) Shares.

(e)
Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Units granted in any one fiscal year to any one Participant shall be equal to the value of one million dollars ($1,000,000).

(f)
Restricted Stock Units: The maximum aggregate payout (determined as of the date of grant) with respect to Awards of Restricted Stock Units granted in any one fiscal year to any one Participant shall be equal to the value of one hundred fifty thousand (150,000) Shares; provided, however, that the maximum aggregate grant of Restricted Stock and Restricted Stock Units for any one fiscal year shall be coordinated so that in no event shall any one Participant be awarded more than the value of one hundred fifty thousand (150,000) Shares taking into account all such grants.

4.2 Adjustments for Awards and Payouts. Unless determined otherwise by the Committee, the following Awards and Payouts shall reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

(a) An Award of an Option;

(b) An Award of an SAR (except a Tandem SAR);

(c) An Award of Restricted Stock;

(d) A payout of a Performance Share Award in Shares; and

(e) A payout of a Performance Unit Award in Shares.

Unless determined otherwise by the Committee, unless a Participant has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions shall restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

(a)	A payout of an SAR, Tandem SAR, or Restricted Stock Award in the form of cash; and

(b)
A cancellation, termination, expiration, forfeiture or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award payable in Shares.

4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of SCANA, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of SCANA, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

Article 5. Eligibility and Participation

5.1 Eligibility. Persons eligible to participate in this Plan are those Employees who are designated Eligible Employees by the Committee. In no event, however, shall any ISOs be granted to any person who owns more than 10% of the total combined voting power of all classes of stock of SCANA.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select in its sole and broad discretion, upon or without the recommendation of officers of the Company, from all Eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to SCANA, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to SCANA in full either: (a) in cash or its equivalent, or (b) if permitted by the Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) if permitted by the Award Agreement, by a combination of (a) and (b).

The Committee also may allow cashless exercise as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, SCANA shall deliver to the Participant, in the Participant’s name, certificates evidencing the number of Shares purchased under the Option(s).

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Section 13.1.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 Nontransferability of Options.

   (a)  Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b)  Nonqualified Stock Options. No NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7 Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Section 13.1.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 8. Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3 Nontransferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant for the Period of Restriction.

8.4 Other Restrictions. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5 Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends with respect to such Shares or the Committee may apply any restrictions to the crediting of dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the crediting of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception.  Notwithstanding anything to the contrary herein, dividends accrued on Restricted Stock will only be paid if the Restricted Stock vests.

8.7 Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive nonvested Restricted Stock following termination of the Participant’s employment with the Company with the exception of a termination of employment that occurs after a Change in Control, which is controlled by Section 13.1. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the termination.

Article 8A. Restricted Stock Units

8A.1 Grant of Restricted Stock Units. Subject to the terms of the Plan, RSUs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

8A.2 Restricted Stock Unit Agreement. Each RSU grant shall be evidenced by a Restricted Stock Unit Award Agreement that shall specify the Period(s) of Restriction, the number of RSUs granted, and such other provisions as the Committee shall determine.

8A.3 Value of Restricted Stock Unit. Each RSU shall have a value that is equal to the Fair Market Value of a Share on the date of grant.

8A.4 Vesting of Restricted Stock Units.  Subject to Section 13.1, unless the Award Agreement provides otherwise, RSUs shall vest 100% upon the third anniversary of the grant date.  Except as otherwise provided in Article 8A.7 below, if the RSUs have not fully vested as of the date the employment of a Participant has been terminated, the RSUs shall be forfeited.

8A.5 Form and Timing of Payment of Restricted Stock Units.  Payment of RSUs shall be made in a single lump sum cash payment as soon as administratively practicable after the vesting date under Article 8A.4 or as otherwise determined under Section 8A.7 below.  The amount of such payment shall be equal to the Fair Market Value of the RSUs on the vesting date.

8A.6 Dividend Equivalents.  Each RSU shall be credited with an amount equal to the dividends paid on a Share between the date of grant and the date such RSU is paid to the Participant (if at all).  Dividend equivalents shall vest, if at all, upon the same terms and conditions governing the vesting of RSUs under the Plan.  Payment of the dividend equivalent shall  be made at the same time as payment of the RSU and shall be made without interest or other adjustment.  If the RSU is forfeited, the Participant shall have no right to dividend equivalents.

8A.7 Separation from Service Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of the Participant’s Separation from Service on account of death, Disability, or Retirement, prior to the date on which the RSUs would otherwise have vested under Article 8A.4, the RSUs shall immediately vest and payment of such RSUs (together with any dividend equivalents under Article 8A.6) shall be made in a single lump sum cash payment as soon as practicable thereafter; provided that, if the Participant is a Specified Employee, any such payment shall be deferred until the earlier of (i) the first day of the seventh month following the Participant’s Separation from Service (without regard to whether the Participant is reemployed on that date) or (ii) the date of the Participant’s death.

8A.8 Nontransferability. RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 9. Performance Units and Performance Shares

9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units, and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

9.3 Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants.

9.5 Separation from Service Due to Death, Disability or Retirement.  In the event a Participant incurs a Separation from Service  on account of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares as specified in the Participant’s Award Agreement.  Notwithstanding the foregoing, with respect to Covered Employees who incur a Separation from Service on account of Retirement during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

9.6 Termination of Employment for Other Reasons. Subject to Section 13.1, in the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement.

9.7 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan with respect to Performance Units/Shares shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Article 10. Performance Measures

Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured at the SCANA level, at a subsidiary level, or at an operating unit level and shall be chosen from among:

(a)	Earnings per share;

(b)	Return measures (including, but not limited to, return on assets, equity, or sales);

(c)	Cash flow return on investments which equals net cash flow divided by owners equity;

(d)	Earnings before or after taxes;

(e)	Gross revenues; and

(f)	Share price (including, but not limited to, growth measures and total shareholder return).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by a Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

In the case of any Award which is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied.  For this purpose, approved minutes of the Committee meeting at which the certification is made will be treated as a written certification.  No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

Article 11. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 12. Rights of Employees

12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

12.2 Participation. No Eligible Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 13. Change in Control

13.1 Outstanding Awards.  Upon the occurrence of a Change in Control, the treatment of any Awards shall be addressed in the Participant’s Award Agreement.

13.2 Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 14.3 hereof), the provisions of this Article 13 and the “change in control” provisions of any Award Agreement may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 13 at any time and from time to time prior to the date of a Change in Control.

Article 14. Amendment, Modification and Termination

14.1 Amendment, Modification and Termination. Subject to the terms of the Plan, the Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part for any purpose which the Committee deems appropriate and that is otherwise consistent with Section 409A of the Code; provided, however, no amendment shall without shareholder approval (i) increase the total number of Shares that may be issued under the Plan or the maximum awards thereunder as set forth in Section 4.1; (ii) modify the requirements as to eligibility for benefits under the Plan; or (iii) reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

14.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Sections 162(m) and 409A of the Code, as from time to time amended.

14.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

14.4 Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan to Covered Employees shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 14 make any adjustments it deems appropriate.

Article 15. Withholding

15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

15.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having SCANA withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 16. Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by SCANA against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with SCANA’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give SCANA an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under SCANA’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that SCANA may have to indemnify them or hold them harmless.

Article 17. Successors

All obligations of SCANA under the Plan with respect to Awards granted hereunder shall be binding on any successor to SCANA.

Article 18. Legal Construction

18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

18.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.4 Securities Law Compliance. With respect to officers and directors of the Company subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18.5 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of South Carolina.

IN WITNESS WHEREOF, the Corporation has caused this SCANA Long-Term Equity
Compensation Plan to be executed by its duly authorized officer this 31st day of December,
2009 to be effective as of the dates specified herein.

SCANA CORPORATION

By:  /s/J. P. Hudson

Title:  VP – HR

ATTEST:

/s/Gina Champion
Secretary